UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment Number One)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

January 18, 2017 (January 16, 2017)

Date of Report (Date of earliest event reported)

VALUE EXCHANGE INTERNATIONAL, INC.

 (Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

7/F., DartonTower

142 WaiYip Street, Kwun Tong

Kowloon, Hong Kong

(Address of principal executive offices) (Zip Code)

(852) 2950 4288

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrant’s Certifying Accountant.

Value Exchange International, Inc. (“Company”)  provided a copy of Company’s Form 8-K, dated January 16, 2017,  as filed with the Securities and Exchange Commission (“SEC”) on January 17, 2016, to Centurion ZD CPA Limited, the Company’s former independent public auditor,  (“Centurion”) and requested that Centurion furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements in Items 4.01 in that Current Report on Form 8-K. A copy of Centurion’s letter, dated January 18, 2017, is filed as Exhibit 16.1 to this Current Report on Form 8-K/A.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

16.1

Letter of Centurion ZD CPA Limited regarding voluntary withdrawal as independent public auditor of Value Exchange International, Inc. *

* filed herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2017

SINO Payments, Inc.

/s/ Kenneth Tan Seng Wee

By: Kenneth Tan Seng Wee

Title: Chief Executive Officer and Director

EXHIBIT INDEX

99.1

Letter of Centurion ZD CPA Limited regarding voluntary withdrawal as independent public auditor of Value Exchange International, Inc. *

* filed herein

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